UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
MARCH 10, 1999









                  FUJI ELECTROCELL CORPORATION
     (Exact name of registrant as specified in its charter)







Nevada                000-24927                   33-0199082
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

1839 S.E. Port Saint Lucie Blvd., Port Saint Lucie, FL 34952
(Address of principal executive offices)

Registrant's telephone number, including area code (561) 337-9999

Registrant's Attorney: Daniel G. Chapman, Esq., 2080 E. Flamingo
Rd., Suite 112, Las Vegas, (702) 650-5660

ITEM 5.   OTHER EVENTS

On March 17, 1999, the Company accepted the resignation of Mr. Steven L. Hocke as a member of the Company's Board of Directors, effective March 10, 1999. The remaining members of the Company's Board appointed Mr. Michael Lates to fill the vacancy created by Mr. Hocke's resignation. Mr. Lates was appointed as Vice President and was charged with investigating Internet-type businesses as potential opportunities for the Company.

Mr. Lates, as compensation for his activities on behalf of the Company, shall be given 3,500,000 shares of common stock. Mr. James Blake, the Company's Secretary and Treasurer, and Mr. Steve Tierney, the Company's outside legal counsel, shall each be given 1,000,000 common shares as compensation for their work on the Company's behalf.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           Fuji Electrocell Corporation



                           By:/s/ Richard J. Oldfield
                              Richard J. Oldfield, President



                           Date: